                                EATON CORPORATION
                         2007 ANNUAL REPORT ON FORM 10-K
                                   ITEM 15(B)
                                   EXHIBIT 23
            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in the following Registration Statements of Eaton Corporation and in the related Prospectuses:

Registration
   Number      Description                                                                    Filing Date
------------   -----------                                                                 -----------------
 333-147267    Eaton Savings Plan - Form S-8 Registration Statement - 10,000,000 Shares     November 9, 2007

 333-136292    Eaton Corporation Incentive Compensation Deferral Plan  - Form S-8
               Registration Statement  - 70,000 Shares                                        August 4, 2006

 333-136291    Eaton Corporation - Shareholder Dividend Reinvestment and Direct Share
               Purchase Plan -1,000,000 Shares -Prospectus                                    August 4, 2006

 333-130318    Eaton Corporation - Form S-3 Automatic Shelf Registration Statement         December 14, 2005

 333-129602    Eaton Corporation Shareholder Dividend Reinvestment Plan - Form S-3
               Registration Statement - 75,000 Shares                                       November 9, 2005

 333-125836    Eaton Savings Plan - Form S-8 Registration Statement - 9,000,000 Shares         June 15, 2005

 333-124129    Eaton Corporation Incentive Compensation Deferral Plan II - Form S-8
               Registration Statement  - 400,000 Shares                                       April 18, 2005

 333-124128    Eaton Corporation Deferred Incentive Compensation Plan II - Form S-8
               Registration Statement - 750,000 Shares                                        April 18, 2005

 333-124127    2005 Non-Employee Director Fee Deferral Plan - Form S-8 Registration
               Statement - 30,000 Shares                                                      April 18, 2005

 333-116974    Eaton Corporation Deferred Incentive Compensation Plan - Form S-8
               Registration Statement - 750,000 Shares                                         June 29, 2004

 333-116970    Eaton Corporation 2004 Stock Plan - Form S-8 Registration Statement -
               7,000,000 Shares                                                                June 29, 2004

 333-104366    1996 Non-Employee Director Fee Deferral Plan - Form S-8 Registration
               Statement - 33,000 Shares                                                       April 8, 2003

 333-97365     Eaton Corporation Incentive Compensation Deferral Plan - Form S-8
               Registration Statement                                                          July 30, 2002

 333-97373     Cutler-Hammer de Puerto Rico Inc. Retirement Savings Plan - Form S-8
               Registration Statement                                                          July 30, 2002

 333-97371     Eaton Corporation 2002 Stock Plan - Form S-8 Registration Statement             July 30, 2002

 333-43876     Eaton Corporation 401(k) Savings Plan - Form S-8 Registration
               Statement - 500,000 Shares                                                    August 16, 2000

 333-35946     Deferred Incentive Compensation Plan - Form S-8 Registration
               Statement - 375,000 Shares                                                        May 1, 2000

 333-86389     Eaton Corporation Executive Strategic Incentive Plan - Form S-8
               Registration Statement                                                      September 2, 1999

 333-62375     Eaton Corporation 1998 Stock Plan - Form S-8 Registration Statement           August 27, 1998

 333-62373     Eaton Holding Limited U.K. Savings - Related Share Option Scheme [1998] -
               Form S-8 Registration Statement                                               August 27, 1998

 333-23539     Eaton Non-Employee Director Fee Deferral Plan - Form S-8 Registration
               Statement                                                                      March 18, 1997

 333-22597     Eaton Incentive Compensation Deferral Plan - Form S-8 Registration
               Statement                                                                      March 13, 1997

 333-01365     Eaton Corporation Incentive Compensation Deferral Plan - Form S-3
               Registration Statement                                                          March 1, 1996

 33-60907      Eaton 1995 Stock Plan - Form S-8 Registration Statement                          July 7, 1995

 33-49393 &    Eaton Corporation Stock Option Plans - Form S-8 Registration Statement
 33-12842                                                                                      March 9, 1993

of our reports dated February 26, 2008, with respect to the consolidated financial statements and schedule of Eaton Corporation, and the effectiveness of internal control over financial reporting of Eaton Corporation, included in this Annual Report (Form 10-K) for the year ended December 31, 2007.


/s/ Ernst & Young LLP
-------------------------------------
Cleveland, Ohio
February 26, 2008